                                                                    EXHIBIT (24)

                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the estimated maximum number of shares of the Corporation's common stock expected to be issued in connection with the merger of Covenant Bancorp, Inc. with and into the Corporation, and to sign any and all amendments to such Registration Statements.

                      SIGNATURE                                            CAPACITY

         /s/           EDWARD E. CRUTCHFIELD            Chairman and Chief Executive Officer and
                                                        Director
                EDWARD E. CRUTCHFIELD

          /s/              ROBERT T. ATWOOD             Executive Vice President and Chief Financial
                                                        Officer
                   ROBERT T. ATWOOD

           /s/               JAMES H. HATCH             Senior Vice President and Controller
                                                        (Principal Accounting Officer)
                    JAMES H. HATCH

           /s/               EDWARD E. BARR             Director
                    EDWARD E. BARR

          /s/             G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT

           /s/             W. WALDO BRADLEY             Director
                   W. WALDO BRADLEY

          /s/               ROBERT J. BROWN             Director
                   ROBERT J. BROWN

           /s/                A. DANO DAVIS             Director
                    A. DANO DAVIS

          /s/              R. STUART DICKSON            Director
                  R. STUART DICKSON

           /s/                  B. F. DOLAN             Director
                     B. F. DOLAN

          /s/              RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.

          /s/               JOHN R. GEORGIUS            Director
                   JOHN R. GEORGIUS

                  ARTHUR M. GOLDBERG                    Director

        /s/           WILLIAM H. GOODWIN, JR.           Director
               WILLIAM H. GOODWIN, JR.

           /s/            HOWARD H. HAWORTH             Director
                  HOWARD H. HAWORTH

           /s/               FRANK M. HENRY             Director
                    FRANK M. HENRY

          /s/             LEONARD G. HERRING            Director
                  LEONARD G. HERRING

         /s/          JUAN RODRIGUEZ INCIARTE           Director
               JUAN RODRIGUEZ INCIARTE

                   JACK A. LAUGHERY                     Director

            /s/                 MAX LENNON              Director
                      MAX LENNON

          /s/             RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT

          /s/            MACKEY J. MCDONALD             Director
                  MACKEY J. MCDONALD

          /s/               JOSEPH NEUBAUER             Director
                   JOSEPH NEUBAUER

          /s/           RANDOLPH N. REYNOLDS            Director
                 RANDOLPH N. REYNOLDS

           /s/                RUTH G. SHAW              Director
                     RUTH G. SHAW

         /s/          CHARLES M. SHELTON, SR.           Director
               CHARLES M. SHELTON, SR.

          /s/                LANTY L. SMITH             Director
                    LANTY L. SMITH

         /s/          ANTHONY P. TERRACCIANO            Director
                ANTHONY P. TERRACCIANO

          /s/              DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON

                    JOHN D. UIBLE                       Director

           /s/                 B. J. WALKER             Director
                     B. J. WALKER

Dated: August 19, 1997
Charlotte, North Carolina